Exhibit 10.24

AGREEMENT

This Agreement is made this 23rd day of November, 2005 by and among The PBSJ Corporation (“PBSJ”), a corporation organized under the laws of the state of Florida, and Maria Marietta Garcia (“Garcia”), an individual.

Recitals

WHEREAS, Garcia is a participant of The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the “Plan”); and

WHEREAS, Garcia is the direct or indirect beneficial owner of certain shares of the capital stock of PBSJ; and

WHEREAS, each party to this Agreement enters into this Agreement freely and voluntarily, and upon the advice of counsel;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Garcia hereby assigns, conveys and transfers to PBSJ any and all interests she now or hereafter has in the Plan, or any other benefit plan established by PBSJ, and Garcia agrees that, immediately upon delivery of any check(s) or other payments representing any distribution of funds from the Plan, or any other benefit plan established by PBSJ, to Garcia, Garcia will immediately and unconditionally endorse such check(s) or transfer such amounts to PBSJ, without restriction.

2. Garcia hereby irrevocably transfers, assigns and delivers to PBSJ all right, title and interest of whatever nature she has or may have, now or at any time in the future, directly or indirectly, in any and all shares of the capital stock of PBSJ. Garcia agrees to execute all stock powers and other instruments and to take all such other actions as are necessary or appropriate to carry out the purposes of this paragraph.

3. Garcia hereby irrevocably makes, constitutes and appoints John Zumwalt, signing singly, with full power of substitution (the “Attorney”), to be Garcia’s true and lawful Attorney-In-Fact for his, and in his name, place and stead to do each and all of the following acts on behalf of Garcia: (i) to endorse such checks and transfer such amounts referenced in paragraph 1, above, (ii) to execute such stock powers or other instruments or to take such other actions referenced in paragraph 2. above, (iii) to appoint, in writing, any person or persons, either natural or juridical, as additional Attorneys-In-Fact for the undersigned with the powers so designated in such appointment. Garcia hereby ratifies and confirms all that said Attorney shall lawfully do or cause to be done by virtue hereof; and Garcia hereby waives any and all notice of any such actions or transactions and furthermore agrees and covenants with any and all persons, partnerships, corporations or entities that Garcia will be bound by actions or transactions entered into in reliance on this Power of Attorney, even if such actions or transactions shall have been performed or executed after the revocation of this Power of Attorney unless such revocation shall have been effectively communicated in writing to the Attorney. The undersigned agrees to hold harmless the Attorney for all actions taken by Attorney pursuant to this Power of Attorney other than for Attorney’s gross negligence or intentional misconduct. The parties acknowledge that the Power of Attorney provided for here is irrevocable and coupled with an interest.

4. The endorsement of such checks and the transfer of such amounts referenced in paragraph 1 above, and the transfer, assignment and delivery of the shares of the capital stock of PBSJ referenced in paragraph 2 above shall be in partial restitution for any liability Garcia has or may have to PBSJ.

5. Within ten business days of the execution of this agreement, PBSJ shall pay Garcia the sum of $50,000,

Nothing in this Agreement shall be construed to constitute any party to this Agreement a partner, joint venturer or agent of any other party to this Agreement. No party to this Agreement shall have, or represent itself as having, any authority to bind another party to this Agreement in any respect.

No provision of this Agreement shall be interpreted or construed against any party because that party or its legal representative drafted it.

All disputes between the parties shall be governed by — and this Agreement shall be construed in accordance with—the laws of the state of Florida, without regard to its principles of conflicts of laws.

No provision of this Agreement may be changed, waived or amended except in a writing signed by the parties. No failure or delay in exercising any right or remedy shall operate as a waiver, nor shall any single or partial exercise of any right or remedy preclude any other exercise of such right or remedy. A waiver in writing of any default shall apply only to the specific default identified in the waiver and shall not extend to any other defaults, whether or not of a similar nature.

This Agreement contains the entire understanding of the parties regarding Garcia’s 401(k) profit sharing account and Garcia’s shares of the capital stock of PBSJ. It supersedes all previous agreements and understandings between the parties regarding those matters. Each party specifically acknowledges and agrees that it has neither made nor relied upon any representation in entering this Agreement other than those specifically set forth above.

NOW THEREFORE, the undersigned have executed this Agreement as of the day and year first written above.

THE PBSJ CORPORATION

By:	/s/ John B. Zumwalt, III
Name:	John B. Zumwalt, III
Title:	Chairman

/s/ Maria Marietta Garcia
Maria Marietta Garcia